UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                      June 3, 2004

Olympic Entertainment Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26442	88-0271810
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

5902 Bolsa Avenue, Suite 108, Huntington Beach, California		92649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 895-7772

N/A
(Former name or former address, if changed since last report.)

Item 7.                                                           Financial Statements and Exhibits.

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on June 10, 2004 relating to the acquisition by Olympic Entertainment Group, Inc., a Nevada corporation (the “Company”) of all of the issued and outstanding capital stock of EXAM USA, Inc., a Delaware corporation (“Exam”), on June 3, 2004.  The following documents are included as part of this report:

(a)                                  Financial statements of business acquired. The following audited financial statements of Exam are hereby included as part of this Current Report as Exhibit 99.1(a):

Report of Independent Registered Public Accounting Firm

Consolidated Financial Statements

Consolidated Balance Sheet as of May 31, 2003
Consolidated Statements of Operations and Comprehensive Income (Loss) for each of the two years in the period ended May 31, 2003
Consolidated Statements of Shareholders’ Equity for each of the two years in the period ended May 31, 2003
Consolidated Statements of Cash Flows for each of the two years in the period ended May 31, 2003
Notes to Consolidated Financial Statements

(c)                                  Exhibits.

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements of Exam USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC ENTERTAINMENT GROUP, INC.

Date: August 9, 2004.	By:	/s/ Haruo Miyano

Haruo Miyano
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Audited Financial Statements of Exam USA, Inc.

* Filed herewith.